EX-99.906CERT

MFS SERIES TRUST XVII

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, David L. DiLorenzo, certify that, to my knowledge:

1.The Form N-CSR (the “Report”) of MFS Series Trust XVII (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2026

/S/ DAVID L. DILORENZO

David L. DiLorenzo

President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906CERT

MFS SERIES TRUST XVII

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Kasey L. Phillips, certify that, to my knowledge:

1.The Form N-CSR (the “Report”) of MFS Series Trust XVII (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2026

/S/ KASEY L. PHILLIPS

Kasey L. Phillips

Treasurer (Principal Financial Officer and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.